Supplement Dated August 23, 2021
To The Prospectus Dated April 26, 2021

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

The JNL/American Funds Washington Mutual Investors Fund (the “Fund”) operates as a “feeder fund” in a master-feeder structure and seeks to achieve its goal by investing all of its assets in Class 1 shares of its master fund. Normally, the master fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. Though the master fund’s investment adviser does not intend to change the manner in which the master fund is managed, this investment guideline will no longer be effective as of November 1, 2021.

Effective November 1, 2021, the Fund’s investment strategy will be updated to reflect the removal of this investment guideline for its master fund.

This Supplement is dated August 23, 2021.